Exhibit 10.1

INSTRUCTIONS TO PROSPECTIVE INVESTORS
OF
PIEDMONT MINING COMPANY, INC.,
a North Carolina corporation

Please read carefully the Annual Report on Form 10-KSB for the year ended December 31, 2006, and the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007, as filed with the U. S. Securities and Exchange Commission on April 5, 2007 and on May 17, 2007 respectively, by Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”), and all exhibits thereto (collectively, the “Memorandum”), before deciding to subscribe.

The Company is offering on a best effort basis to raise up to an aggregate of $600,000 pursuant to the sale of Units to a limited number of “accredited investors” only, as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.  Each Unit consists of one (1) Share of Common Stock  and one half (1/2) of a two (2) year warrant representing the right to acquire one additional share of Common Stock.  The purchase price for each Unit and the exercise price for the Warrants will be determined on a case by case basis by the Company basis upon negotiations with certain investors.
THE PURCHASE PRICE FOR EACH UNIT IS $0.16
THE EXERCISE PRICE FOR THE WARRANTS IS: $0.20

Each prospective investor should examine the suitability of this type of investment in the context of his/her own needs, investment objectives, and financial capabilities and should make his/her own independent investigation and decision as to suitability and as to the risk and potential gain involved.  Also, each prospective investor is encouraged to consult with his/her own attorney, accountant, financial consultant or other business or tax advisor regarding the risks and merits of the proposed investment.

This offering is limited to accredited investors who certify that he/she/it meet all of the qualifications set forth in the Memorandum.  If you meet these qualifications and desire to purchase the Units, then please take the following actions:

1.	Review, complete and execute the following documents:

□	Subscription Agreement;
□	Purchaser Suitability Questionnaire;
□	Consent of Spouse (if married – regardless of manner in which the Units are to be held);
□	Purchaser Representative’s Certificate (if applicable)
and
□	Closing Escrow Agreement.

2.       Deliver the completed Subscription Agreement, Purchaser Suitability Questionnaire, Consent of Spouse, the Purchaser Representative’s Certificate (if applicable) and Closing Escrow Agreement and wire funds to the Escrow Agent as follows:

BANK	Bank of the West
 3509 EL CAMINO AVE.
 SACRAMENTO, CA 95821

CONTACT	916-483-6601

ACCOUNT NAME	BULLIVANT HOUSER BAILEY
 TRUST ACCOUNT

ACCOUNT NO.	144011889
ABA NO.	121100782
SWIFT CODE	BWSTUS66

Upon receipt of the signed Subscription Agreement, Purchaser Suitability Questionnaire, Consent of Spouse, the Purchaser Representative’s Certificate (if applicable), Closing Escrow Agreement, the purchase price for the Units, verification of your investment qualifications, and acceptance of your subscription by the Company (the Company reserves the right, in its sole discretion, to accept or reject a subscription, in whole or in parts, for any reason whatsoever), the Company will notify you of receipt and acceptance of your subscription and will deliver a signed and fully executed stock certificate evidencing the Units purchased.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED  (THE “1933 ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE HOLDER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION UPON THE COMPANY’S REQUEST.

SUBSCRIPTION AGREEMENT
PIEDMONT MINING COMPANY, INC.
a North Carolina corporation

ARTICLE I

This subscription agreement (this “Subscription Agreement”) is entered into by and between Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”), and the person or entity executing the Subscription Agreement (the “Subscriber”).  In this Subscription Agreement, the pronoun “it” means “he,” “she,” or “it,” as appropriate.  All terms not defined herein shall have the same meaning as set forth in the Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the United States Securities and Exchange Commission on April 5, 2007 by the Company, related to the offer of up to an aggregate of $600,000 (with all attachments thereto, the “Memorandum”).

1.1        Offering.  The Company is currently offering for sale up to an aggregate of $600,000 pursuant to the sale of Units (“Units”) at a purchase price of $0.16 per Unit (the “Offering”), subject to the terms, conditions, acknowledgements, representations, and warranties stated herein and in the Memorandum.  Each Unit consists of one (1) share of Common Stock of the Company (“Share”) and one half (1/2) of a two (2) year warrant to purchase one Share (“Warrant”). Each Warrant is exercisable for a period of two (2) years at an exercise price of $0.20 per Share.

1.2        Subscription.  The Subscriber hereby irrevocably subscribes to purchase from the Company the number of Units and at the aggregate purchase price (the “Purchase Price”) set forth on the execution page to this Subscription Agreement titled “SUBSCRIPTION AGREEMENT SIGNATURE PAGE.”

1.3       Purchase.  The Subscriber shall tender or have tendered a check in the amount set forth on the Subscription Agreement Signature Page, payable to “Piedmont Mining Company, Inc.”, along with the execution and delivery of this Subscription Agreement, the Consent of Spouse, if Subscriber is married, Purchaser Suitability Questionnaire in the form attached hereto as Exhibit A, and, if applicable, an executed Purchaser’s Representative’s Certificate (if the Subscriber is using a Purchaser Representative) in the form attached hereto as Exhibit B, which are all incorporated herein by this reference.

1.4       Acceptance or Rejection of Subscription.  The Subscriber understands and agrees that the Company reserves the right, in its sole discretion, to reject this subscription, in whole or in part if (a) the Subscriber is not an “accredited investor” or otherwise fails to meet the investor suitability requirements as set forth in the Purchaser Suitability Questionnaire, (b) fails to deliver payment of the purchase price, or (c) fails to deliver a completed Subscription Agreement, Purchaser Suitability Questionnaire (if applicable), Consent of Spouse (if Subscriber is married), and Purchaser Representative’s Certificate (if applicable) substantially in the form as reasonably acceptable to the Company,  until there has been notice of acceptance of the Subscriber’s subscription.  In the event of rejection of this subscription, the Subscriber’s check or, in the event of a partial rejection a check in the amount of the rejected portion, will be promptly returned to the Subscriber.  Upon acceptance of the subscription by the Company, the Company will deliver to the Subscriber an “accepted” Subscription Agreement, and cause the purchase of the Units to be reflected in the books and record of the Company. Upon acceptance of the Units by the Company, certificates representing the Shares and Warrants constituting the Units will be promptly issued to the Subscriber.

1.5        Registration Rights.  The Company agrees to file a registration statement under the Securities Act, (the ‘Registration Statement”) covering the resale of securities acquired by the Subscriber (the “Registrable Securities”) with the United States Securities and Exchange Commission (the “SEC”) to register the shares in the Offering on behalf of the Subscriber at the Company’s expense within sixty (60) days of the close of the Offering and to use the Company’s best efforts to insure that the registration statement becomes effective within one hundred and twenty (120) days of the Offering.  In the event the Company fails for any reason to file a Registration Statement, within the 60 days prescribed period described in this Section 1.5, the Company shall issue to the Subscriber an amount equal to one percent (1%) of the total securities acquired by the Subscriber (the “Registrable Securities”).  Moreover, for each month thereafter, on the first Monday of the month, the Company will issue one percent (1%) of the Registrable Securities plus accrued interest to the Subscriber until such registration statement is properly filed with the SEC. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC not later than one hundred and twenty (120) days after the date that it is first filed, and to insure that the Registration Statement remains in effect throughout the term of this Agreement. In the event the Company fails for any reason to cause the Registration Statement to become effective within the time period set forth above, the Company shall issue to the Subscriber one percent (1%) of the Registrable Securities and one (1%) percent of the aggregate amount thereafter for every 30 days period on the first Monday of each month, until the Registration Statement has been declared effective by the SEC, with a maximum, in any event of delay, of up to ten (10%) percent of the total securities issued to the Subscriber.

ARTICLE II

2.1.      Subscriber’s Representations, Warranties, Covenants.  The Subscriber hereby represents, warrants and covenants to the Company as follows, realizing that the Company intends to rely on these representations, warranties, and covenants, which shall survive the acceptance of the Subscriber’s subscription by the Company.

2.1.1	Accredited Investor. The Subscriber represents that it is an “accredited investor” as that term is defined in SEC Rule 501(a) of Regulation D, 17 C.F.R. 230.501(a).

2.1.2	Purchaser Suitability Questionnaire. The Subscriber has reviewed, completed and executed the Purchaser Suitability Questionnaire.

2.1.3
Net Worth.  The Subscriber (a) has adequate net worth and means of providing for its current financial needs and possible contingencies, (b) has no need for liquidity in this investment, (c) is able to bear the economic risks of an investment in the Units for an indefinite period of time, and (d) is able to bear the risk of losing its entire investment in the Units.

2.1.4
Knowledge; Experience.  The Subscriber has such knowledge and experience in financial and business matters: (a) to be capable of evaluating the merits and risks of this investment in the Units, (b) to make an informed decision relating thereto, and (c) to protect its own interests in connection with the purchase of the Units.  The Subscriber’s purchase of the Units is consistent, in both nature and amount, with the Subscriber’s overall investment program and financial condition.

2.1.5
Own Account.  The Subscriber (a) is purchasing the Units for its own account (not as a nominee or agent) for investment purposes only and not with an intent or  view to, or for, resale, distribution or fractionalization thereof, in whole or in part, (b) has no present arrangement or intention to sell or distribute the Units, or to grant participation in the Units, and (c) does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Units.

2.1.6
Not an Underwriter.  The Subscriber is not an underwriter or dealer in the Units, and the Subscriber is not participating, pursuant to a contractual agreement, arrangement or understanding, in a distribution of the Units.

2.1.7	Independent Review. The Subscriber in making the decision to purchase the Units subscribed for:

(a)	has received, read and is familiar with the Subscription Agreement and the Purchaser Suitability Questionnaire;

(b)
has prior to making any investment in the Units, been given access and the opportunity to ask any and all questions it had, and to receive answers from the Company or any person acting on its behalf concerning the Company, its business plan, management and current financial condition, and/or the terms and conditions of the offer and sale of the Units, and Subscriber has received complete and satisfactory answers to any such inquiries;

(c)
has relied solely upon the information contained within this Subscription Agreement or upon information obtained in its own investigation, and represents and warrants that neither the Company, nor any officer, employee, agent, or affiliate of the Company has made any representations other than those contained within this Subscription Agreement;

(d)
understands that the attorneys, accountants or other professionals who have been employed to perform services on the Company’s behalf have NOT been employed to represent the interests of the Subscriber, and understands that it should consult with and rely on its own counsel or advisors for independent legal, accounting, financial and tax advice concerning this investment in the Company, including but not limited to advice as to the legality of any resale of the Units, tax or other consequences of such investment in the Company, and the suitability of the investment for the Subscriber, and

(e)
acknowledges that the books and records of the Company have been available for inspection upon reasonable notice and during reasonable business hours at the Company’s principal place of business and that the appropriate officers of the Company have been available to answer any questions concerning this investment.

2.1.8
No Written or Oral Representations. No person or entity, including the Company or agents of the Company, has made to the Subscriber any written or oral representations or warranties, expressly or by implication:

(a)	that any person will resell or repurchase the Units,

(b)	that any person will refund the purchase price of the Units,

(c)	as to the future price or value of the units,

(d)	as to the appropriate or exact length of time that Subscriber will be required to hold the Units,

(e)	as to the percentage of profit and/or amount or type of consideration, profit, or loss to be realized, if any, as a result of an investment in the Units, or

(f)	as to the amount of distributions that the Company will make.

2.1.9	Partnership, Corporation or Trust. If the Subscriber is a partnership, corporation or trust, the person executing this Subscription Agreement on its behalf represents and warrants that:

(a)	he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription Agreement and the Purchaser Suitability Questionnaire, and

(b)
he or she is duly empowered, authorized, and qualified (and if the Subscriber is a trust, by the trust agreement) to make this investment and to enter into and execute this Subscription Agreement and the Purchaser Suitability Questionnaire on behalf of such entity.

2.1.10
No Advertisement or General Solicitation.  The sale of the Units has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, and the Subscriber is not purchasing as a result of any such advertisement or solicitation.

2.1.11
Subscription Rejection Right.  The Subscriber acknowledges that the Company reserves the right to reject any subscription, to accept any subscription in part only, or to prorate subscriptions, to negotiate any checks or other tenders of payment for discrepant amounts and to refund the excess to the Subscriber if (a) the Subscriber is not an “accredited investor” or otherwise fails to meet the investor suitability requirements as set forth in the Purchaser Suitability Questionnaire, (b) fails to deliver payment of the purchase price, or (c) fails to deliver a completed Subscription Agreement, Purchaser Suitability Questionnaire, Consent of Spouse (if applicable), and Purchaser Representative’s Certificate (if applicable) substantially in the form as reasonably acceptable to the Company.

2.1.12
Compliance with Securities Law.  The Subscriber will not sell or otherwise transfer the Units (or the Shares or Warrants constituting the Units) except as permitted under the Act and applicable United States state securities laws or an exemption therefrom, provided that Subscriber delivers to the Company an opinion of counsel (which opinion and counsel are satisfactory to the Company) confirming the availability of such exemption upon Company’s request.

2.1.13
Authority, Power, Enforceability.  The Subscriber has all the requisite power, authority and capacity to acquire and hold the Units and to execute, deliver and comply with the terms of each of the instruments required to be executed and delivered by the Subscriber in connection with the subscription for the Units as contemplated by this Subscription Agreement and such execution, delivery and compliance does not conflict with, or constitute a default under, any instruments governing the Subscriber, any law, regulation or order, or any agreement to which the Subscriber is a party or by which the Subscriber may be bound.  The Subscriber hereby adopts, accepts and agrees to be bound by all the terms and provisions of this Subscription Agreement, and, if this subscription is accepted in whole or in part, to perform any obligations therein imposed.

2.1.14
Legend.  The Subscriber acknowledges and agrees that the SEC has not reviewed the offer and sale of the Units, and that the Units have not been registered under the Act or any other applicable securities laws of any state or jurisdiction, and the Subscriber cannot sell or otherwise transfer the Units except as permitted under the Act and applicable United States state securities laws or an exemption therefrom, provided that Subscriber delivers to the Company an opinion of counsel (which opinion and counsel are satisfactory to the Company) confirming the availability of such exemption upon Company’s request.  The Subscriber understands and agrees that the certificate(s) or documents representing the Shares and/or Warrants constituting the Units will bear one or more restrictive legends determined by counsel to the Company to be necessary or appropriate in order to comply with United States federal or state securities law or to secure or protect any applicable exemptions from registration or qualification, including the following legends and the Subscriber agrees to abide by the terms thereof:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED  (THE “ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE INVESTOR DELIVERS TO PIEDMONT MINING COMPANY, INC. (THE “COMPANY”) AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION UPON COMPANY’S REQUEST.

2.1.15
Reliance by Company.  The Subscriber understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Units.

2.1.16
Subsequent Changes.  All information which the Subscriber has provided to the Company, including but not limited to all information given herein and in the Purchaser Suitability Questionnaire or otherwise, concerning itself, investor status, address, residence, financial position and knowledge and experience of financial and business matters are correct and complete as of the date of the execution of the Subscription Agreement, and that if there should be any material change in such information prior to this Subscription Agreement being accepted by the Company, the Subscriber will immediately provide the Company with such information.  The Subscriber will promptly notify the Company of any material fact or circumstance that would cause any of the foregoing representations to be untrue, incomplete, or misleading.

2.1.17
Further Assurances and Cooperation.  The Subscriber agrees that the Company may present this Subscription Agreement and any documents related thereto, to such parties as it deems appropriate if called upon to establish the availability of an exemption from registration or qualification of the Units under federal securities laws or applicable state laws.

2.2        Risk Factors.  In addition to the risks disclosed in the Memorandum under “Risk Factors” and elsewhere in this Subscription Agreement, and the risk factors set forth on the Company’s Registration  Statement on Form SB-2/A filed by the Company with the SEC on September 14, 2006, and its Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed by the Company with the SEC on April 5, 2007, and its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007, as filed by the Company with the SEC on May 17, 2007, the Subscriber acknowledges and understands the risks involved in the investment of the Units, including, but not limited to, the risks described below:

2.2.1
Speculative.  The Subscriber understands that an investment in the Units is speculative and involves substantial risks, including the possible loss of the entire investment, and understands the risks and uncertainties discussed in this Subscription Agreement.

2.2.2
No Profitability.   The Subscriber understands that the Company has no recent history of profitability and will require additional capital to complete its business plans. There is no assurance that the Company can obtain additional capital adequate to accomplish the foregoing or to successfully complete its business plans.

2.2.3	No Review of Fairness. No federal or state agency has passed upon the Units or made any finding, recommendation or determination as to the fairness of this investment.

2.2.4
No Representations Concerning Suitability.  The Company has made no representations or recommendations to the Subscriber concerning whether the purchase of the Units is a suitable investment for it.  The Subscriber and its representative, if any, have the sole responsibility for determining whether this investment is suitable for the Subscriber.  The Company is not responsible to the Subscriber for making any such determination.

2.2.5
Unit Price May Fluctuate During the Offering.  The Company has the right to offer the sale of Units and set the exercise price of the Warrants at different prices based upon negotiations with individual investors. The principal factors for such determination will be based on the Company’s business prospects, the recent trading range of the Company’s Common Stock, and other relevant factors.  As a result, the Subscriber may be purchasing the Units at a different price than another investor in this Offering.

2.2.6	Illiquid Investment. The Subscriber’s investment in the Company is an illiquid investment, and the Subscriber must bear the economic risk of its investment.

2.2.7
Dilution in Initial Equity Interest.  Any further issuance by the Company of any additional Units (or Shares and/or Warrants constituting the Units) of the Company  will dilute any equity interest of the Subscriber.  No assurances can be given that the Company will not issue additional securities that will have the effect of diluting the equity interest of Subscriber.

2.2.8
Due Diligence and Investigation.  The offer and sale of the Units is not underwritten by or being offered through investment bankers or underwriters.  There has not been an independent review of matters covered in the Subscription Agreement by any such professionals or other professionals.  Subscriber must rely solely upon their own investigation and analysis of the risks in making this investment decision.

2.2.9
No Established Public Trading Market.  Even though the Shares are traded over-the-counter by quotation on the OTC Bulletin Board under the symbol “PIED.OB” the Subscriber realizes there is no established public trading market for the Units.  The Subscriber further understands that the Units offered hereby have not been registered with the SEC or any state agency.  The Units may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of an effective registration statement registering the Units under the Act, or an opinion of counsel that registration is not required under the Act.

ARTICLE III

3.1       Indemnification.  The Subscriber agrees to indemnify and hold the Company and any person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, and the Company’s officers, directors, agents, attorneys, and affiliates harmless from and against all damages, losses, costs and expenses, including reasonable attorneys’ fees and expenses reasonably incurred in the investigation or preparation in defense of any litigation commenced or threatened or any claim whatsoever, which they may incur by reason of the failure by the Subscriber to comply with the terms and conditions of this Subscription Agreement, or by reason of any misrepresentation or breach of any warranty or covenant made by the Subscriber herein, the Purchaser Suitability Questionnaire, or in any document provided by the Subscriber to the Company in connection with the Subscriber’s investment in the Units.  The Subscriber further agrees that the provisions of this Section shall survive (a) the sale, transfer or any attempted sale or transfer of all or a portion of the Units (or the Shares and Warrants constituting the Units) and (b) the death of the Subscriber.

3.2       Survival.  The foregoing acknowledgments, representations, warranties and agreements made herein and the Purchaser Suitability Questionnaire shall survive the investment made herein.

ARTICLE IV

4.1       Termination, Cancellation or Revocation.  The Subscriber agrees that it may not cancel, terminate, or revoke this Subscription Agreement or any agreement made by it hereunder and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors, and assigns, who shall execute a substantially similar agreement.

4.2       Modification.  Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any modification, discharge or termination is sought.

4.3       Notices.  Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given (a) three (3) business days after mailing if sent by registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) immediately if delivered personally at such address, including by overnight delivery service, or (c) immediately if communicated by facsimile to the person entitled to such notice, provided, however, that acknowledgment of the receipt of such facsimile notice is returned to the person giving notice, it being understood that such acknowledgment shall not be unreasonably withheld.

4.4       Payment of Expenses.  Subject to the provisions of this Subscription Agreement, the Company, on the one hand, and the Subscriber, on the other hand, will pay all fees and expenses (including, without limitation, legal fees and expenses) incurred by them in connection with the transactions contemplated hereunder.

4.5       Counterparts.  This Subscription Agreement may be executed through the use of separate signature pages (including by facsimile) or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

4.6       Binding Effect.  Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  The obligation of the Subscriber and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon the Subscriber and the heirs, executors, administrators and successors of the Subscriber.

4.7       Entire Agreement.  This instrument, including all appendices and exhibits attached hereto which have been incorporated by reference into this Subscription Agreement, contain the entire agreement of the parties with respect to the subject matter of this Subscription Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

4.8       Assignability.  This Subscription Agreement is not transferable or assignable by the Subscriber except as provided herein.

4.9       Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as applied to residents of that state entering into contracts wholly to be performed in that state, without regards to conflicts of laws principles.  The Subscriber hereby agrees that any suit, action, or proceeding arising out of or relating to this Subscription Agreement, any amendments or any replacements hereof, and any transactions or agreements relating hereto shall be brought in the courts of, or the Federal courts in, the State of California, County of Sacramento, and the Subscriber hereby irrevocably consents and submits to the jurisdiction of such courts for the purposes of any such suit, action or proceeding, and the Subscriber agrees that service of process on the Subscriber in such suit, action or proceeding may be made in the same way as is prescribed by this Subscription Agreement for other notices.  The Subscriber hereby waives, and agrees not to assert against the Company or any assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (a) any claim that he or she is not personally subject to the jurisdiction of the above-named courts or that his or her property is exempt or immune from setoff, execution or attachment, either prior to judgment or in execution thereof, and (b) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that this subscription agreement or any amendments or any replacements hereof may not be enforced in or by such courts.  Venue for such actions as set forth above is intended to be inclusive.

4.10.    Waiver of Jury Trial.  The parties to this Subscription Agreement hereby waive any right that they may otherwise have to a trial by jury in any suit, action, or proceeding that arises out of or relates to this Subscription Agreement, any amendments to or any replacements of this Subscription Agreement, and any transactions or agreements relating to this Subscription Agreement.  The parties understand that, as a result of this waiver, the facts relating to any dispute that is covered by this waiver will be tried, if necessary, to a judge rather than to a jury.

4.11     Severability.  If any provision or portion of this Subscription Agreement is held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Subscription Agreement shall be unaffected by such holding.

[INTENTIONALLY LEFT BLANK]

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

In addition to the foregoing, Subscriber hereby certifies that it (a) agrees to all the terms and conditions of this Subscription Agreement, (b) meets the suitability standards set forth in this Subscription Agreement and the Memorandum, and (c) is a resident of the state and jurisdiction indicated below.

I.	NUMBER OF SUBSCRIBED UNITS. Subscriber subscribes to purchase ___________ Units (at $0.16 per Unit) of the Company (“Units”).

II.	PURCHASE PRICE. The total purchase price of the Units (the number of Units multiplied by price per Unit) is $______________ (the “Purchase Price”).

III.	TYPE OF OWNERSHIP AND REQUIRED DOCUMENTS AND SIGNATURES
(please check one)
[  ] INDIVIDUAL OWNERSHIP (one signature required)

[  ] JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP (both or all parties must sign)

[  ] COMMUNITY PROPERTY (both husband and wife must sign)

[  ] COMMUNITY PROPERTY WITH RIGHTS OF SURVIVORSHIP (both husband and wife must sign)

[  ] TENANTS IN COMMON (both or all parties must sign) (indicate the interest of each Subscriber)

[  ] PARTNERSHIP

[  ] LIMITED PARTNERSHIP (State:_______)

[  ] LIMITED LIABILITY COMPANY (State:_______)

[  ] CORPORATION (State:______)

[  ] TRUST (Type: __________)

[  ] OTHER (Please specify: _____________)

IV.	PURCHASER INFORMATION

a.________________________________________________________________________
                                       (Please print the exact name you desire to use for ownership.)

b.________________________________________________________________________
                                                                        (Mailing address)

c.	Primary State of Residence: ______________________________________________

d.	Telephone No.: __________________	Fax No.:_________________

e.	Social Security or Employer Tax ID Number (if applicable): ______________________

V.	REGISTRATION AND DELIVERY DETAILS (if other than set forth above).

a)	Registered Holder Custodian of securities (if different than Part IV above):

Name:   _______________________________________________

b)	Delivery details for securities certificates (if different than Part IV above):

Name:  ________________________________________________
Address:  ______________________________________________
                ______________________________________________

Executed this __day of _______________, 2007 at_____________________, ___________________.
(City)                                 (State)

_____________________________________	_____________________________________
Signature of Subscriber	Signature of Joint Subscriber

By: _________________________________	By: _________________________________
Print Name and Title	Print Name and Title

SUBSCRIPTION ACCEPTED:

Piedmont Mining Company, Inc.

Dated: _______________, 2007	_________________________________________

By: Robert M. Shields, Jr.

Title: Chief Executive Officer

PIEDMONT MINING COMPANY, INC.

CONSENT OF SPOUSE

I, _________________________, certify that:

1.         I am the spouse of _____________________, who is a Subscriber to Units of Piedmont Mining Company, Inc.  (the “Company”) and a party to the attached Subscription Agreement (the “Subscription Agreement”).

2.         I have read and I understand and approve all provisions of the Subscription Agreement.

3.         I am aware that, by the provisions of the Subscription Agreement, my spouse has agreed to restrictions on the sell or transfer Units, including any community property interest or quasi-community property interest in the Units, in accordance with the terms and provisions of the Subscription Agreement.

4.         My spouse shall have the full power of management of his/her Units in the Company, including any portion of the Units that may be my community property, and shall have the full right, without my further approval, to exercise any voting rights as a shareholder of the Company, to execute (or authorize others to execute) any amendments to the Subscription Agreement, and to sell, transfer, encumber, and deal in any manner with all or any part of the Units, including any portion of the Unit that is or might be community property.

5.         I hereby authorize the Company to retain this Consent of Spouse in the books and records of the Company.

Date:________________, 2007	___________________________________
Signature

SCHEDULE A

PURCHASER SUITABILITY QUESTIONNAIRE

PURCHASER SUITABILITY QUESTIONNAIRE
PIEDMONT MINING COMPANY, INC.,
A North Carolina corporation

1.         In addition to the Subscription Agreement, each Subscriber must deliver a completed and executed Purchaser Suitability Questionnaire.

2.         Each individual (including husband and wife) Subscriber should complete Section I.  You may need to complete Schedule 1 to this Purchaser Suitability Questionnaire depending on your responses below.

3.         Each corporate, partnership and trust subscriber should complete Section II.

All changes must be initialed by the Subscriber(s)

SECTION I.INDIVIDUAL SUBSCRIBER(S)

If a Subscriber is purchasing as joint tenants or tenants-in-common and such Subscribers are husband and wife or are related and have the same principal residence, the requested information for such persons should be aggregated and included in this questionnaire.  If such Subscribers are not married or are relatives who do not have the same principal residence, separate Purchaser Suitability Questionnaires must be completed for each Subscriber in order to furnish the requested information separately for each.

A.	REPRESENTATIONS OF SUBSCRIBER:

Please initial, in the space provided, all of the appropriate categories which applies to you.

___	ALTERNATIVE ONE: I have the following preexisting personal or business relationship with the Company or with a director or an officer of the Company:

____________________________________________________________________
____________________________________________________________________
____________________________________________________________________

___
ALTERNATIVE TWO:  I have such knowledge and experience in financial and business matters that I am capable of evaluating the relative merits and risks of an investment in the Company. I am not utilizing a Purchaser Representative in connection with evaluating such merits and risks.  I offer as evidence of my knowledge and experience in these matters the information requested in the Schedule 1 attached to this Purchaser Suitability Questionnaire.

___
ALTERNATIVE THREE*:  I understand that you may request me to use or I may choose to use the services of a Purchaser Representative acceptable to you in connection herewith.  I hereby acknowledge that the following person is my Purchaser Representative who will assist me with evaluating the merits and risks of an investment in the Company and affirm that such Purchaser Representative has previously disclosed in writing to me any material relationship that exists between himself or his affiliates and the Company, or its affiliates, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship:

______________________________	_______________________________
(Name of Purchaser Representative)	Address

____________________________	_______________________________
Telephone Number	City State Zip

The above-named Purchaser Representative has furnished to me a completed Purchaser Representative Certificate, the original of which is delivered to you herewith.  My Purchaser Representative and I together have such knowledge and experience in financial and business matters that we are capable of evaluating the relative merits and risks of an investment in the Company.

*  IF YOU HAVE INITIALED ALTERNATIVE THREE, THIS QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE CERTIFICATE.

B.	ACCREDITED INVESTOR INFORMATION. Please initial the appropriate response below.

1.	Accredited Investor.

___	I am an “Accredited Investor”, as evidenced by my satisfaction of at least one of the following standards. Please initial, in the space provided, those suitability standards that you satisfy.

___
STANDARD ONE:  I, either alone or together with my spouse, have a net worth (including principal residence, furnishings therein, and personal automobiles) in excess of $1,000,000.  “Net worth” means the net fair market value or equity of my assets and properties.

___
STANDARD TWO:  My income has exceeded $200,000 in each of the two most recent years or my joint income with my spouse has exceeded $300,000 in each of the two most recent years and I reasonably expect the same level of income in this current year.

2.	Non-Accredited Investor.

___
I am not an  “Accredited Investor”, however, I am eligible and qualified to evaluate the risks and merits in connection purchase the securities of the Company, as a non-accredited investor, as evidenced by the information set forth in the Appendix 1.  Please complete Appendix 1.(Note:  Your subscription may be rejected if you are not an “accredited investor,”)

C.
ACCOUNT.  Except as indicated below, my purchase of the securities (Units, Shares or Warrants) will be solely for my own account, and not for the account of any other person or with a view to any resale, fractionalization, division or distribution thereof.  Please initial the appropriate response, and set forth any exceptions.

_____  No Exceptions

_____  Exceptions: ____________________________________________________
            _____________________________________________________________

D.	TYPE OF OWNERSHIP:

( )	Individual	( ) Joint tenants, with rights of survivorship
( )	Tenants-in-common
( )	Community Property

E.	GENERAL INFORMATION.

Subscriber’s Name:  ____________________________________________________________

Social Security Number:  ______________________           Date of Birth:  __________________

Residence Address:  ____________________________________________________________
             Number & Street (Post Office Box Unacceptable)
____________________________________________________________________________
City                                           State                                                   Zip Code

Residence Telephone Number:  ____________________________________________________
Area Code                           Number
Joint Subscriber’s Name:  ________________________________________________________

Social Security Number:  ______________________           Date of Birth:  __________________

Residence Address:  ____________________________________________________________
             Number & Street (Post Office Box Unacceptable)
____________________________________________________________________________
City                                           State                                                   Zip Code

Residence Telephone Number:  ____________________________________________________
Area Code                          Number

I prefer to have correspondence sent to:

____________________________________________________________________________
Number and Street
____________________________________________________________________________
City                                           State                                Zip Code

IN WITNESS WHEREOF, I have executed this Purchaser Suitability Questionnaire as of ___________, 2007.

_________________________________	____________________________________
(Signature of Subscriber)	(Signature of Joint Subscriber)
_________________________________	____________________________________
Name of Subscriber (Print or type)	Name of Joint Subscriber (Print or type)

SECTION II.
CORPORATE, PARTNERSHIP, TRUST OR OTHER ENTITY SUBSCRIBERS

This Section II should be completed if the Subscriber is a company, partnership, trust or other entity.

A.	“ACCREDITED INVESTOR”

A corporation, partnership, trust or other entity is an “Accredited Investor” if it is an entity described in paragraph (d) below.  If the Undersigned is an “Accredited Investor” the requested financial information should be furnished only with respect to the Subscriber as an entity, and not with respect to any or all of the owners of the beneficial interest therein.

If the corporation, partnership, trust or other entity is not an “Accredited Investor” as defined in paragraph (d) below, it will qualify as an accredited investor if each owner of an equity interest in the entity qualifies as an “Accredited Investor” individually, i.e., if (i) he or she has an individual or joint net worth with their spouse, at the time of the purchase, in excess of $1 million, or  (ii) his or her income was in excess of $200,000 in each of the two most recent years or joint income with their spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.  In such instance, each individual owner of an equity interest in the entity must complete the Individual Subscriber questionnaire in Section I of this Purchaser Suitability Questionnaire.

The Undersigned represents and warrants as follows:

(a)        The Undersigned has been duly formed and is validly existing in good standing under the laws of the state of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement.

(b)        The Undersigned has attached hereto a complete copy of the (i) corporation’s articles of incorporation, by-laws and authorizing resolution, (ii) partnership agreement, or (iii) trust agreement, as the case may be, as in effect on the date hereof.

(c)        The Subscription Agreement of the Undersigned has been duly and validly authorized, executed and delivered by the Undersigned and the agreements therein constitute the valid, binding and enforceable agreements of the Undersigned.

(d)        Please check the applicable description if the Undersigned is an entity described below:

___
A corporation, partnership, trust, or limited liability company with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company.

___
An entity in which all of the equity owners are “accredited investors” and each such owner has completed the Individual Subscriber questionnaire in Section I of this Purchaser Suitability Questionnaire, which are attached hereto.

B.	ALL CORPORATIONS, PARTNERSHIPS AND TRUSTS MUST COMPLETE THE FOLLOWING WITH RESPECT TO THE ENTITY MAKING THE INVESTMENT:

Address of Principal
Place of Business: ________________________________________________________________
    Number & Street (Post Office Box Unacceptable)
______________________________________________________________________________
City                                           State                                Zip Code

Date of Formation:  ________                                     Tax ID No.:  __________________________

Fiscal Year End:  ______________________

Number of Partners, Shareholders, or Beneficiaries: __________

Net Worth for Last Two Fiscal Years:                  2006                      __________________
    2005                      __________________
Projected Net Worth for Current Fiscal Year:                                     __________________

Annual Gross Income for Last Two Fiscal Years:  2006                      __________________
    2005                      __________________

Anticipated Gross Income for Current Fiscal Year:  2007                    __________________

IN WITNESS WHEREOF, I have executed this Purchaser Suitability Questionnaire this __ day of _______, 2007.

_____________________________________________
Type or Print Name of Corporation, Corporation or Trust

_____________________________________________
Signature of Individual Signing on Behalf of Partnership,
Corporation or Trust

_____________________________________________
Type or Print Name of Individual

_____________________________________________
Capacity of Individual Signing on Behalf of Partnership,
Corporation or Trust

SCHEDULE 1

TO BE COMPLETED IF INDIVIDUAL SUBSCRIBER MARKED ALTERNATIVE TWO OR UNACCREDITED INVESTORS

A.	SUBSCRIBER’S CURRENT OR PAST EMPLOYMENT INFORMATION

Occupation or Profession:  _______________________________________________________

Name of Employer:  ____________________________________________________________

Business Address:  _____________________________________________________________

____________________________________________________________________________
City                                           State                                Zip Code

Current or Former Position or Title:  _________________________________________________________

PROVIDE ADDITIONAL INFORMATION, IF ANY, ON SEPARATE SHEET(S).

B.	JOINT SUBSCRIBER’S EMPLOYMENT INFORMATION

Occupation or Profession:  _______________________________________________________

Name of Employer:  ____________________________________________________________

Business Address:  _____________________________________________________________

____________________________________________________________________________
City                                           State                                Zip Code

Current or Former Position or Title:  _________________________________________________________

C.	FINANCIAL INFORMATION. I hereby certify to the Company as follows:

(a)	My individual net worth, or my joint net worth with my spouse, is as follows:

Gross Assets:	Nature of Asset or Liability	Value or Amount

Liquid Assets: (include	a)___________	$____________
only cash, cash equiv-	b)___________	$____________
alents and liquid	c)___________	$____________
securities; use fair	d)___________	$____________
market value)

Illiquid Assets:
Home, Home Furnishings
and Personal Automobiles		$____________

Other:	a)___________	$____________
	b)___________	$____________
	c)___________	$____________
	d)___________	$____________

Total:		$____________

Gross Liabilities:

Home Mortgage:		$____________
Other:	a)___________	$____________
	b)___________	$____________
	c)___________	$____________
	d)___________	$____________

Total:		$____________

Net Worth:		$____________

For purposes of this paragraph (a), you may show your joint worth with your spouse even if you are not purchasing jointly with your spouse.  Net worth includes all of your assets, liquid or illiquid (including, in addition to home, home furnishings and automobiles, such items as restricted securities, ownership in a business, assets in a pension or retirement plan, stocks and bonds, real estate, etc.), less any liabilities (including home mortgages and other debts and obligations).

For purposes of paragraphs (b) and (c) below, the income of each individual subscriber, whether purchasing individually or jointly, must be shown separately, even if a husband and wife are purchasing jointly and they file joint income tax returns.  The term “income” is not limited to “adjusted gross income” as defined for Federal income tax purposes.  “Income” refers to gross income and includes tax-exempt interest, the excluded portion of long-term capital gain and sheltered cash distributions from limited partnership and other investments.  In general, salary, partnership distributions, investment income (net of investment expenses), and the revenues of a sole proprietorship (net of the operating expenses of that proprietorship) would constitute “income.”

(b)        I reasonably expect to have, during this current calendar year, individual income in excess of the following:

Subscriber: $__________	Joint Subscriber: $__________

            (c)        I have had, during each of the past two calendar years, individual income in excess of the following:
2006
Subscriber: $__________	Joint Subscriber: $__________

2005
Subscriber: $__________	Joint Subscriber: $__________

(d)       I have made or been involved in the following risk-oriented investment(s) (such as speculative or illiquid investments or private placements):

Name or Nature of Investment	Amount	Date

___________________________________	_________	___________

___________________________________	_________	___________

___________________________________	_________	___________

PURCHASER’S REPRESENTATIVE’S CERTIFICATE

(To Be Completed By Subscribers Using a
Purchaser Representative)

The Undersigned has been named by ______________________________ (the “Subscriber”), as a Purchaser’s Representative to the Subscriber in evaluating the merits and risks of investment (the “Investment”) in the securities (Units, Shares and/or Warrants) of Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”).  In connection with the investment, the Undersigned hereby represents and warrants as follows:

(i)         The Undersigned is not an affiliate, director, officer, or other employee of the Company or any affiliate of any of them, or the beneficial owner of 10% or more of any class of equity securities of the Company, and the Undersigned has not received and will not receive any compensation or consideration of any kind from the Company, its agents, or its affiliates in connection with the Investment.

(ii)        Listed below are all material relationships (and any compensation received or to be received by the Undersigned or affiliates of the Undersigned as a result thereof) between the Undersigned (or any affiliate of the Undersigned) and the Company (or any affiliate of the Company) which now exist or which have existed at any time during the past two years or which are now contemplated.  This item must be completed.  If the named Purchaser Representative has not had any such dealings or relationships, state “NONE”.

Material Relationships	Compensation (if any)

______________________	_____________________

______________________	_____________________

(iii)       The Undersigned has heretofore disclosed in writing to the Subscriber any relationships disclosed in item (ii) above.

(iv)       The Undersigned is primarily engaged in the following business or profession (e.g., the conduct of business as a registered investment financial consultant or a registered broker-dealer, or the representative of a registered broker-dealer, or the active practice of law or accounting).

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(v)        The Undersigned HAS/HAS NOT either previously invested in, or advised others with respect to investment in, risk-oriented investments or private placements.  (Please clearly strike out the incorrect response.)

(vi)       The Undersigned HAS/HAS NOT either previously invested in, or advised others with respect to investment in, speculative or illiquid investments.  (Please clearly strike out the incorrect response.)

Date: ______________	_______________________________________
Purchaser’s Representative’s
Signature

_______________________________________
Print or Type Purchaser’s Representative’s Name

_______________________________________
Telephone Number

_______________________________________
Street Address

_______________________________________
City, State, Zip Code